UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



August 27, 1998
(Date of earliest event reported)


Commission file number:  0-20704


                     ACX TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)


           Colorado                          84-1208699
 (State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)


  16000 Table Mountain Parkway, Golden, Colorado    80403
     (Address of principal executive offices)     (Zip Code)


                         (303) 271-7000
      (Registrant's telephone number, including area code)




Item 7.  Financial Statements and Exhibits

Graphic Packaging Corporation entered into a supply agreement (the "Supply Agreement") with Coors Brewing Company ("Coors") to supply packaging products to Coors commencing September 1, 1998 and continuing in effect until December 31, 2002, with a possible three-year extension of this term to be negotiated among the parties. This Supply Agreement supersedes and replaces the supply agreement between the parties dated January 1, 1997 and provides, among other things, stated quantity commitments for the packaging products to be purchased by Coors and annual repricing of such products.

The Supply Agreement is included below as Exhibit 10.1.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 2, 1998              ACX TECHNOLOGIES, INC.


                              By:/s/ Beth A. Parish
                              -------------------------------
                              Beth A. Parish
                              (Controller and Principal
                              Accounting Officer)






                                                 EXHIBIT 10.1


NOTE:	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FROM THE
        SECURITIES AND EXCHANGE COMMISSION FOR PORTIONS OF
        THIS EXHIBIT

	*** = confidential portion omitted and filed separately with the SEC


                        SUPPLY AGREEMENT

     This Supply Agreement (this "Agreement") is made effective as of the 1st day of September, 1998 (the "Effective Date") by and between Coors Brewing Company ("COORS"), a Colorado corporation with its principal place of business in Golden, Colorado, and Graphic Packaging Corporation ("GPC"), a Delaware corporation with its principal place of business in Golden, Colorado.

     This Agreement shall supersede and replace the Supply
Agreement between the parties dated January 1, 1997 (the "1997
Supply Agreement").

1.0  PURPOSE

     The purpose of this Agreement is to set forth the terms and conditions under which GPC will provide to COORS (i) those paperboard and label products to be packaged in the "COORS Plants" (as defined in Section 3.1 below) listed on Schedule A (the "Sustaining Products"), and (ii) those promotional additions and modifications to Sustaining Products and certain other services and items listed on Schedule B (the "Upcharge Items"). The Sustaining Products and the Upcharge Items are collectively herein called the "Products." The Products are subdivided into three categories of "Product Types" - "Bottle Packages," "Can Packages" and "Labels." The Product Type of each Product is set forth in Schedule A or Schedule B, as applicable.

2.0  TERM

     This Agreement shall commence on the Effective Date and shall continue in effect through December 31, 2002 (the "Initial Term"), unless earlier terminated pursuant to the terms of this Agreement. COORS and GPC mutually agree that commencing on or before September 1, 2000, they shall commence negotiations in good faith towards a three-year extension of this Agreement beyond the Initial Term, with the objective of entering into such an extension no later than December 31, 2000.

3.0  QUANTITY, OPPORTUNITY AND OBLIGATION TO SUPPLY

     3.1 During the Term and except as provided in Section 17.3 or as otherwise provided in this Agreement, COORS agrees to purchase and GPC agrees to supply COORS' requirements, as such requirements may exist from time to time, for Products at its three current locations: Golden, Colorado ("COORS-Golden"), Memphis, Tennessee ("COORS-Memphis") and Elkton, Virginia ("COORS-Shenandoah" and, together with COORS-Golden and COORS-Memphis, the "COORS Plants"). COORS makes no representation as to volume requirements for any Product hereunder. COORS shall have the right to acquire from third parties or manufacture for itself incidental quantities of Products for the sole purpose of prequalification testing, including retail sales to demonstrate the quality, marketability, reliability and other characteristics of such Products.

     3.2 During the Term, COORS shall provide GPC with a bona fide right to compete for all opportunities to supply additional paperboard and label packaging products that are: (i) not Products or (ii) related to the acquisition or construction of new brewing and beverage production facilities by COORS, the contract brewing of beverages by COORS or the outsourcing to any third party by means of contract or license of any brewing or packaging by COORS; provided, however, that COORS shall be excused from the foregoing if by doing so, COORS reasonably believes that it may violate commitments to third parties:
(a) existing on the date hereof, (b) existing at a brewing or beverage production facility as of the date COORS acquires such brewing or beverage production facilities, or (c) existing with such contract brewer or such third party as of the date COORS enters into such contract or license. Additional paperboard and label packaging products may be added to the list of Products on Schedule A or Schedule B upon the written consent of the parties. The parties recognize that GPC may supply certain items and services to COORS that are not Products ("One-Time Buy Items") at COORS' request pursuant to a COORS' "Volume Authorization" form specifying quantities, price and other pertinent characteristics of such items on terms to be negotiated by the parties. One-Time Buy Items shall not become Products under this Agreement unless the parties mutually agree in writing to add such items as Products on Schedule A or Schedule B, as applicable, which written agreement shall specify the applicable price for such items.

4.0  CONSIDERATION

     4.1 In consideration for GPC's ongoing performance of its obligations pursuant to the terms and provisions set forth herein, COORS hereby agrees to pay GPC on an ongoing basis for the supply of Products in accordance with the prices for Products set forth on Schedule A or Schedule B, as applicable.

          4.1.1 The parties hereby agree to develop as soon as reasonably practicable a process and related procedures to review and evaluate periodically GPC's performance under this Agreement and ***.

          Such process and procedures will also provide for review of proposals by either party to *** which proposals may include, among others, proposals regarding Product specification changes. Price reductions associated with any such change shall become effective immediately upon implementation of such change. The parties shall track, by each separate Product Type, *** generally in the form of Schedule E hereto.

          ***


               ***

     GPC shall use its best commercial efforts to make proposals to ***. Proposals for freight savings attributable solely to the reduced hauling distance resulting from using GPC's new Golden, Colorado plant shall not be considered as ***. If through such process the parties determine that a proposal may be reasonably feasible to implement, COORS will cause any proposed Product changes to be reviewed and tested in accordance with its customary testing procedures. COORS shall determine in its sole discretion whether any such change should be implemented and COORS shall have no obligation to implement any change. The parties may consider proposals that would increase either party's plant and operating efficiencies, however, the parties recognize the difficulty of quantifying plant and operating efficiency effects and agree that any potential savings realized from increased plant or operating efficiencies shall not be included in determining whether ***.

          4.1.2     The parties shall endeavor to achieve ***.

               ***

     If the *** for all Product Types for any applicable period are less than the *** for all Product Types for such period, GPC shall *** COORS *** after the end of such period;
     provided, however, GPC ***, if any, existing at the time such payment is due. COORS shall have no ***.

     4.2 All invoices for products supplied by GPC to COORS pursuant to this Agreement shall be mailed to:

               Coors Brewing Company
               Accounts Payable Department
               P.O. Box 889
               Golden, CO  80402

     Payment terms hereunder shall be *** for invoices issued on the 9th day through the 23rd day of any month that are paid on or before the 30th day of such month (or the last calendar day of such month, if shorter) and invoices issued on the 24th day of any month through the 8th day of the subsequent month that are paid on or before the 15th day of such subsequent month. GPC shall mail invoices within 3 days of shipment for items other than Products, for which the payment terms shall be that invoices issued on any day of a calendar month shall be paid as billed (without discount) on or before the 15th day of the subsequent month. Amounts due and owing by COORS and not paid in accordance with the payment terms herein shall accrue interest at a rate of ***. Invoices not billed by GPC within 60 days of GPC shipment or performance of services shall give COORS the right to not pay such invoices as provided in
Section 5.6.

     4.3 Except with respect to *** as provided for pursuant to Section 4.4, GPC shall be responsible for and ***.

     4.4 *** paid by GPC for label materials, paperboard, film, inks and resins (collectively, "Raw Materials") used in the production of the Products *** and relevant changes to Schedule A and B will be made on January 1 and July 1 of each contract year commencing January 1, 1999 based on the receipt of *** no later than forty-five (45) days prior to the adjustment dates shown herein. ***. GPC and COORS acknowledge and agree that management focus and attention is required for this important element of the price paid for the Products supplied by GPC and the parties agree to use their best efforts to control and reduce Raw Material costs.

     The parties hereby agree to establish a "Raw Materials Advisory Committee" consisting of representatives from each party which shall meet every four months, commencing on or about the first week of September, 1998, to review GPC's purchasing strategy for Raw Materials with a view to prudently managing and controlling such costs consistent with COORS' quality and reliability requirements.

     COORS may, from time to time, implement strategies designed to manage the price volatility and associated risk of Raw Materials costs including, but not limited to, the use of various financial instruments such as options, swaps, futures contracts and forward buys (any such arrangement is herein called a "Commodity Financial Transaction"). It is understood that the implementation of any Commodity Financial Transaction will be for COORS' own account and at the sole discretion and risk of COORS, will not affect the pricing of the Products and COORS will retain all of the benefits and liabilities relating to such arrangement. COORS may, however, from time to time present GPC with proposals for a Commodity Financial Transaction that would result in a sharing of risk and a sharing of benefits associated therewith. GPC may elect to participate or not to participate in such Commodity Financial Transaction in its sole discretion. Any such proposals and participation by GPC will be handled on a case-by-case basis. Likewise, GPC may, from time to time, in its sole discretion implement a Commodity Financial Transaction separately from COORS for its own account and at its sole risk and such Commodity Financial Transaction will not affect the pricing of the Products and GPC will retain all of the benefits and liabilities relating to such arrangement.

     4.5  ***

     4.6 GPC and COORS have agreed that GPC's loss, prior to 1997, of approximately *** worth of COORS' Slide-12 bottle sleeve purchases has resulted in *** worth of GPC overhead that is not being absorbed by COORS' purchases of Products. To assist *** and except as otherwise provided, *** by January 30 following the end of each calendar year through the calendar year ending December 31, 1999 ***:

***

     4.7 COORS shall reimburse GPC for the reasonable costs incurred by GPC for Raw Materials acquired by GPC for the purpose of fulfilling the obligations of GPC hereunder in the event that such Raw Materials are rendered obsolete as a result of changes by COORS in specifications or artwork for Products supplied by GPC. Obsolete Raw Materials shall be valued at their original price using a FIFO valuation convention. The determination of any amounts to be reimbursed pursuant to this Section 4.7 and the payment thereof shall be completed within 3 months of such Raw Materials being rendered obsolete. In no event shall the volume of raw materials eligible for such reimbursement exceed the corresponding volume of finished Product inventory authorized by COORS. GPC shall pay to COORS 100% of the net proceeds, if any, realized by GPC in connection with the disposition of obsolete Raw Materials by GPC.

     4.8 The parties acknowledge that completing an order for any Sustaining Products will be controlled by the minimum/maximum inventory provisions of Section 5.4. One-Time Buy Items will be negotiated on a case-by-case basis. Both parties will do everything possible to reach a fair and reasonable range for over or under the targeted run quantity for One-Time Buy Items. GPC agrees that the plus/minus tolerances will be reduced with the completion of GPC's new Golden, Colorado, plant. For non-Sustaining Products, COORS will use its reasonable commercial efforts to provide GPC a volume requirement form two weeks prior to the print date; provided, however, that COORS' initiated changes within such two-week period may be subject to additional charges to COORS in accordance with Section 4.9.

     4.9 The parties acknowledge that under certain conditions additional shipping, production or other charges related to the Products and not otherwise set forth on Schedule A or B, as applicable, will be incurred subject to COORS' prior approval and
will subsequently be invoiced to COORS.   Certain of such
additional charges are set forth in Schedule B and shall be subject to good faith renegotiation prior to January 1 of each year to take effect in such new year; provided, however, that such additional charges shall not be changed or amended during any calendar year. Additional charges not covered in Schedule B may be covered in a purchase order separate from this Agreement if requested by either COORS or GPC and approved by both parties.

5.0  DUTIES OF GPC

     5.1 GPC shall deliver the Products in accordance with the releases issued by the COORS Plant Services Designated Representative (as defined in Section 8.2), provided that sufficient time for production and delivery is given. If the lead time for any order by COORS is less than allowed for in Schedule C hereto, GPC shall inform the applicable COORS Plant Services Designated Representative within 12 hours as to whether or not the requested delivery schedule can be met and GPC will identify alternate Products that it believes may be acceptable to COORS. COORS may in its discretion elect to accept such substitute Products or to obtain from third parties the Products that GPC is unable to deliver timely. GPC will use its best commercial efforts to give requests and orders by COORS top priority and to fulfill the delivery schedule requested by COORS regardless of whether any such request or order allows for normal lead times. GPC shall ship all products to COORS in agreed-to lot sizes and in full compliance with the methodologies (e.g., stretch-wrapped, banded, etc.) stipulated in COORS' specifications.

     5.2 A GPC Designated Representative (as defined in Section 8.3) and a representative from each supplying plant of GPC shall meet weekly with a COORS Packaging Purchasing Designated Representative (as defined in Section 8.1) for the purpose of reviewing GPC and COORS inventories and current and forecasted requirements of COORS. GPC shall deliver to a COORS Packaging Purchasing Designated Representative prior to 10:00 a.m. (MST) each Tuesday a perpetual inventory, accurate as of the prior Sunday, which shall consist of finished goods, in transit, work-in-process, yellow-tag, or held inventories for all Products at all GPC locations.

     5.3 All Products shall be at a quality level which meets or exceeds current material specifications of COORS as set forth in writing and provided to GPC from time to time (with respect to each Product, the "Material Specifications"). Julian dates are used to indentify current artwork and are listed on the Artwork Table published by the COORS Technical Documents Department, and GPC will be required to sign off on all new and revised specifications. GPC shall issue without delay and upon request from a COORS Designated Representative (as defined in Section 8.2) a returned goods authorization (a "Returned Goods Authorization") with respect to any Products supplied by GPC that do not meet or exceed the Material Specifications, and such Products will be returned to GPC if they do not meet or exceed the Material Specifications, or if they do not run on the COORS' lines for which they are intended following a good faith effort by the parties to assign responsibility and resolve those instances where it is not readily apparent if the Products are within or out of specification. A COORS Designated Representative shall make a good-faith effort to obtain a Returned Goods Authorization prior to returning any rejected Products to GPC.

     GPC shall not ship any Products that have been previously returned as defective without first notifying the COORS Plant Services Designated Representative. Such Products shall be clearly marked as having been sorted and reshipped. If GPC fails to so mark such Products on three or more occasions in one calendar quarter, COORS shall have the right in its discretion to obtain from third parties all or any portion of its requirements for any or all Products until such time as GPC develops a methodology to comply with this requirement that is acceptable to COORS.

     If any Product quality problem adversely affects COORS' finished goods quality or packaging line efficiencies, COORS' may notify GPC and GPC shall use its best commercial efforts to propose actions to correct such problem within one week of receipt of such notice from COORS and to replace such Products with satisfactory Products within three weeks after receipt of such notice from COORS. If GPC does not propose a plan satisfactory to COORS within the one-week period described above or if GPC does not replace the affected Products within the three-week period described above, COORS shall have the right in its discretion to obtain from third parties all or any portion of its requirements for the Products affected by such quality problem until such time as GPC establishes that such Products can (a) be manufactured and supplied to COORS in volumes required by COORS in accordance with the Material Specifications for such Products and (b) run on COORS' lines.

     COORS shall have the right to use up reasonable quantities of Products that it has purchased or is obligated to purchase from third parties pursuant to either of the two preceding paragraphs prior to resuming purchases from GPC. The reasonableness of such quantities shall be determined in light of the circumstances including, without limitation, the minimum quantities such third parties are willing to supply on commercially reasonable terms and the lead time to obtain such Products.

     5.4 GPC shall maintain finished goods inventories of the Products which will not go below two weeks or exceed 12 weeks based on the weekly requirement schedules supplied by COORS. The requirements of COORS shall be made available to GPC in accordance with procedures in effect on the date hereof. Exceptions to the two-week minimum, 12-week maximum finished goods inventory for the Products shall be considered on a case-by-case basis with the involvement of the affected brand coordinated by the appropriate COORS Packaging Purchasing Designated Representative who shall provide approval in writing by means of a written release. COORS shall have the right to request, by a Volume Authorization form, a volume of Product less than the minimum run quantity set forth on Schedule A or B, as applicable, and pay the applicable make-ready charge therefor set forth on Schedule B. GPC shall have inventory of finished product available to COORS Plants within the time periods provided as follows:

          (a) if final production point is GPC-Boulder or GPC-Golden, then: to COORS-Golden, 2 hours; to COORS-Memphis, 72 hours; to COORS-Shenandoah, 96 hours, or

          (b) if final production point is GPC-Lawrenceburg, then: to COORS-Golden, 48 hours; to COORS-Memphis, 24 hours;
     to COORS-Shenandoah, 48 hours.

     The parties agree that finished goods do not include anything deemed to be work-in-process which includes, but is not limited to, metalized and printed or laminated roll stock.

     5.5 GPC shall use its expertise to make recommendations which will improve the Products from a quality, runability or pricing standpoint. GPC shall present all recommendations in the COORS/GPC Technical Interface Meeting or Cost Savings Meeting, and if a conceptual document is approved, testing will be conducted and Material Specifications revised as required. Pricing documentation shall be submitted to a COORS Packaging Purchasing Designated Representative. COORS will be spending testing dollars based on GPC's forecasted savings. If the Actual Savings are less than or equal to 200% of the testing costs, GPC shall pay 50% of COORS' testing costs.

     Savings identified from COORS' approved specification changes to the Products, freight or any other associated COORS' approved logistical savings (but not including line efficiency changes) shall be passed on to COORS in accordance with Section
4.1. Freight savings attributable solely to the reduced hauling distance resulting from using GPC's new Golden, Colorado plant shall not be considered Actual Savings.

     5.6 Within 60 days after the delivery of Products to COORS or within 60 days after a project has been put "on hold," GPC shall bill for all costs quoted or otherwise incurred. Failure to bill within the 60 days shall result in the right of COORS to refuse payment relating to any goods supplied, work-in-progress or services received for which payment is sought by such late billing.

     5.7 GPC shall pay for all cylinder and plate maintenance and for all GPC-initiated changes. GPC shall pay for backup cylinders and plates which GPC determines are required. Subject to Section 6.5, GPC shall be responsible for all backup cylinder and plate re-etch costs. As requested, GPC will provide a COORS Packaging Purchasing Designated Representative with a by-brand update of COORS-owned cylinders and plates. This update will be provided within one week of any such request.

     5.8 Written authorization to strip cylinders and plates must be obtained from a COORS Designated Representative. GPC will be responsible for all costs associated with unauthorized stripping of cylinders and plates.

     5.9 During the Term and for a period of three years following expiration or termination of this Agreement, GPC agrees to maintain its financial information in accordance with generally accepted accounting principles and practices consistently applied. GPC shall grant to COORS, or to others designated by COORS, reasonable access to specific accounting records, invoices and records of payment with respect to (a) COORS inventories of finished goods held by GPC and (b) GPC's suppliers of Raw Materials and services specifically used in Products.

     5.10 GPC shall bear the cost of all incremental freight associated with GPC's failure to manufacture Products to support COORS' schedule requirements, provided COORS has provided notice of the requirements in accordance with GPC's lead times set forth in Schedule C.

     5.11 GPC shall require all jobsite personnel and subcontractors to attend a Workplace Hazard and Awareness Management (WHAM) training seminar at COORS prior to working on COORS' property. GPC shall contact the COORS' Environmental Coordinator Tom Schnickel, telephone (303) 277-5361, to schedule training. The training sessions will approximately 1-1/2 hours on COORS' property. This includes all personnel brought on site during the duration of the contract. "Area specific" training will be required prior to personnel beginning work.

     5.12 Upon receipt of a written request by COORS (a "Drawing Request"), and subject to the requirements and limitations set forth below in this Section 5.12, GPC shall provide copies of dimensional drawings and designs it has developed for Products to third party manufacturers and consultants to COORS. Each Drawing Request shall set forth (a) the specific Product for which dimensional drawings and designs are sought and (b) the third party manufacturer or consultant to which such drawings and designs are to be supplied. GPC shall have the following options to provide drawings and designs pursuant to the Drawing Request:
(i) GPC will provide the drawings and designs as they exist; or
(ii) GPC will provide the drawings and designs as they exist, but will notify COORS in writing that they are considered confidential and will require that COORS obtain from each third party manufacturer or consultant designated in a Drawing Request a form of confidentiality agreement mutually acceptable to COORS and GPC relating to the dimensional drawings and designs to be supplied and any information contained therein; or (iii) GPC may redact portions of any dimensional drawing or design to be supplied pursuant to a Drawing Request; provided, however, that in such case GPC will discuss with COORS in good faith the reasons for redacting any dimensional drawing or design.

     5.13 Volumes in excess of those authorized by COORS on any Volume Authorization form shall be to GPC's account, unless COORS chooses to offer some other solution for using the excess volume.

6.0  DUTIES OF COORS BREWING COMPANY

     6.1 For Sustaining Products, COORS shall use its best commercial efforts to provide a firm two-week Products requirement list and an additional ten-week Products requirement forecast. COORS initiated changes within such two-week period may be subject to additional charges to COORS in accordance with
Section 4.9.

     6.2 COORS Designated Representatives shall release to GPC in writing weekly shipment requirements of each COORS Plant for the Products. The time parameters set forth in any such release shall be consistent with the lead times to be provided GPC in accordance with Schedule C hereto or as otherwise agreed to among the parties. Any changes to the weekly shipment requirements of COORS subsequent to the release of such requirements to GPC shall be made by a COORS Designated Representative. COORS shall be responsible for any costs or expenses incurred by GPC to revise any supply shipments previously sent pursuant to the release of a COORS Designated Representative; provided, however, that GPC will use its best commercial efforts to keep any such costs or expenses to a minimum.

     6.3 With respect to any new Product or revision of an existing Product to be supplied by GPC, a COORS Designated Representative shall provide GPC with the applicable Material Specifications. Frozen artwork shall be given to GPC through the COORS Company/Technical Documents, Quality Assurance or Product Managers. COORS' approval of GPC's color keys shall be deemed COORS' authorization for GPC to proceed with respect to the applicable Sustaining Products. All frozen artwork presented to GPC shall include three Fiery thermal outputs, a digital tape/disk and a signed checklist sheet.

     6.4 With regard to new or non-Sustaining Product packaging supplies, COORS Packaging Purchasing Designated Representative shall issue (1) purchase orders to cover art and engraving costs and (2) Volume Authorization forms prior to GPC production.

     6.5 COORS shall be required to purchase all original cylinders and plates. As set forth in Section 5.7, backup cylinders and plates and cylinder and plate maintenance costs, including re-etching of current artwork, shall be the responsibility of GPC. COORS shall be responsible for re-etch costs on original and backup cylinders and plates resulting from COORS-initiated specification changes. If specification or artwork changes require new cylinders or plates, COORS shall purchase these through GPC. All costs for cylinders, plates, etching and artwork preparation shall be on a pass-through basis with no markup by GPC. Appropriate backup will be attached to each GPC invoice for cylinders, plates, etching and artwork preparation.

     6.6 COORS shall pay for finished goods inventories run by GPC at the request of COORS which are not released within 12 weeks from the date they were produced. These will be referred to as "Billed Not Shipped" ("BNS") inventory and will incur a $3.00 per pallet per month warehousing charge. BNS inventories will be included on GPC's weekly inventory reports to COORS and will be clearly marked as such for easy identification during routine inspections of GPC's warehouses.

     6.7 COORS shall determine whether to ship or destroy obsolete or BNS inventories within six months from date of production. Exceptions must be negotiated on a case-by-case basis; provided, however, storage beyond six months will be $10.00 per pallet per month and may be stored off site.

7.0  SHIPPING TERMS

     Unless specified otherwise, all shipments made pursuant to this Agreement shall be made under the following terms:

     - Shipments to COORS-Golden
       or Rocky Mountain Bottle
       Company from GPC-Boulder
       or GPC-Golden:              FOB Origin - Freight Collect

     - Shipments to all other
       COORS Plants:          FOB Destination - Freight Prepaid

Any premium freight shipments that are to be charged to COORS shall have the prior approval of COORS and COORS shall be responsible for any approved incremental freight costs. The parties agree to cooperate fully in implementing strategies to reduce COORS' freight costs, including changes to freight terms. COORS shall have the option to elect to take delivery of all or any portion of the Products at GPC's applicable plant and, if COORS elects to do so, COORS shall be responsible for freight charges and shipping arrangements for such Products.

8.0  DESIGNATED REPRESENTATIVES

     8.1 For purposes of this Agreement, any individual serving in the capacity and at the address set forth below shall be a "COORS Packaging Purchasing Designated Representative:"

      COORS-Golden

      Primary:   Materials Management Agent - Packaging Materials
                 Coors Brewing Company
                 Mail Number BC335
                 Golden, CO  80401

                 Telephone:  (303) 277-6537

      Alternate: Buyer
                 Coors Brewing Company
                 Mail Number BC335
                 Golden, CO 80401

                 Telephone:  (303) 277-5261 or 277-2888

      Alternate: Packaging Purchasing Team Manager
                 Coors Brewing Company
                 Mail Number BC335
                 Golden, CO 80401

                 Telephone:  (303) 277-5883

      COORS-Shenandoah

      Primary:   Purchasing Manager
                 Coors Brewing Company - Shenandoah
                 P.O. Box 25
                 Route 4, Highway 340
                 Elkton, VA 22827

                 Telephone:  (703) 289-8138

      Alternate: Director-Logistics
                 Coors Brewing Company - Shenandoah
                 P.O. Box 25
                 Route 4, Highway 340
                 Elkton, VA 22827

                 Telephone:  (703) 289-8227

      COORS-Memphis

      Primary:   Purchasing Manager
                 Coors Brewing Company - Memphis
                 5151 East Raines Road
                 Mail Number M100
                 Memphis, TN 38118

                 Telephone:  (901) 375-2024

      Alternate: Finance Director
                 Telephone:  (901) 375-2026

     8.2 For purposes of this Agreement, any individual serving in the capacity and at the address set forth below shall be a "COORS Plant Services Designated Representative" (who, together with each of the COORS Packaging Purchasing Designated
Representatives, shall each be a "COORS Designated
Representative"):

      COORS-Golden

      Primary:   Packaging Supplies Analyst
                 Multi-Plant Scheduling Purchasing
                 Coors Brewing Company
                 Mail Number BC110
                 Golden, CO 80401

                 Telephone:  (303) 277-2426

      Alternate: Packaging Supplies Manager
                 Multi-Plant Scheduling Purchasing
                 Coors Brewing Company
                 Mail Number BC110
                 Golden, CO 80401

                 Telephone:  (303) 277-3277

      COORS-Shenandoah

      Primary:   Critical Materials Analyst
                 Coors Brewing Company - Shenandoah
                 P.O. Box 25
                 Route 4, Highway 340
                 Elkton, VA 22827

                 Telephone:  (703) 289-8086

      Alternate: Scheduling Planner
                 Coors Brewing Company - Shenandoah
                 P.O. Box 25
                 Route 4, Highway 340
                 Elkton, VA 22827

                 Telephone:  (703) 289-8028

      COORS-Memphis

      Primary:   Inventory Control Analyst
                 Coors Brewing Company - Memphis
                 5151 East Raines Road
                 Mail Number M100
                 Memphis, TN 38118

                 Telephone:  (901) 375-2878

      Alternate: Plant Services Supervisor
                 Coors Brewing Company - Memphis
                 5151 East Raines Road
                 Mail Number M100
                 Memphis, TN 38118

                 Telephone:  (901) 375-2035

     8.3 For purposes of this Agreement, any individual serving in the capacity and at the address set forth below shall be a "GPC Designated Representative:"

      COORS-Golden

      Primary:   Account Representative
                 Graphic Packaging Corporation
                 14062 Denver West Parkway, Suite 250
                 Golden, CO 80401

                 Telephone:  (303) 215-4636

      Alternate: General Sales Manager
                 Graphic Packaging Corporation
                 14062 Denver West Parkway, Suite 250
                 Golden, CO 80401

                 Telephone:  (303) 215-4629

      Alternate: Graphic Packaging Corporation - Boulder, CO
                 3825 Walnut Street
                 Boulder, CO 80403

                 Telephone:  (303) 444-4674

                 Graphic Packaging Corporation - Lawrenceburg, TN
                 2006 Liberty Avenue
                 Lawrenceburg, TN 38464

                 Telephone:  (615) 762-6486

9.0  COMMITMENT TO RECYCLING

     GPC understands that COORS places a high priority on being able to have its packaging products be 100% recyclable and for those same packaging products to be produced from as high a percentage of post-consumer, recycled material as is possible. GPC shall use its best commercial efforts, including, but not limited to, committing research and development funds, to the mutually beneficial effort to finding sources and testing materials. GPC shall not pass through costs for recycled materials to COORS that are greater than non-recycled material costs without COORS' prior written approval.

10.0 PERFORMANCE EVALUATION CRITERIA

     A representative from each COORS Plant shall meet with representatives from GPC at least once every three months (or more frequently as the parties may agree from time to time) for a performance review according to criteria and format detailed in the Supplier Performance Rating, Coors Brewing Company, a copy of which has been supplied to GPC prior to the date hereof. If GPC is designated as a "Supplier in Development" as defined in COORS' Supplier Performance Rating for three consecutive quarters COORS shall have the right in its discretion to obtain from third parties all or any portion of its requirements for any or all Products until GPC has demonstrated the ability to exceed such rating for two consecutive quarters.

11.0 INSPECTION

     COORS may, at its option, inspect and test any Products ordered hereunder at any time and place to the extent practicable, including during the period of manufacture and prior to delivery. GPC agrees to permit reasonable access to its facilities during normal business hours for such inspections and tests; provided, however, that COORS shall not materially interfere with the operations of GPC during the course of any such inspections or tests. All Products shall be received subject to final inspection by COORS within a commercially reasonable time. GPC must obtain COORS' written consent prior to shipment if GPC desires other inspection arrangements. The inspection, testing, approval or acceptance by COORS of any Products provided hereunder shall not relieve GPC of its obligations with respect thereto.

12.0 EARLY TERMINATION

     12.1 Notwithstanding any other provision of this Agreement, either party may terminate this Agreement upon (a) a breach of any term of this Agreement by the other party if such breach is not cured or remedied in accordance with Section 13.1; (b) the entry of a decree or order by a court for relief in respect of the other party under bankruptcy or similar laws or the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of or for the other party or any substantial part of its property; or (c) the commencement by the other party of a voluntary case under bankruptcy or similar laws, or the consent or acquiescence by the other party to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such other party or any substantial part of its property, or the making by it of an assignment for the benefit of creditors.

     12.2 No termination of this Agreement shall relieve COORS from paying amounts due for Products produced by GPC prior to such termination to the extent such Products are produced in accordance with the provisions hereof, which amounts will become immediately due and payable upon any termination of this Agreement.

13.0 BREACH AND CURE; EXCUSABLE DELAYS

     13.1 In the event that any party believes the other party is in breach of the terms hereof, it shall provide written notice of such purported breach describing such breach with particularity (in fact and in legal impact) and the purported breaching party shall be granted 30 days from its actual receipt of such notice to cure said breach if it concurs that the acts or omissions described in the notice do constitute breach, in which case the breach shall be deemed to have never occurred. If, pursuant to
Section 22.0, it is determined that (a) any action or inaction of the purported breaching party in fact constitutes a breach of the terms hereof and (b) such purported breaching party had bona fide grounds to challenge the accusation of such breach, then the breaching party shall have 15 days from the date of such determination to cure said breach and if so cured by the breaching party the breach shall be deemed to have never occurred.

     13.2 Upon written notice to the other party, COORS or GPC may suspend performance hereunder in the event of war, fire, labor difficulties, acts of God and other forces which are beyond the control of the parties affected. If the event causing the suspension of performance causes GPC to be unable to supply Products ***, COORS may immediately pursue ***; provided, however, that upon written request of GPC (to be supplied within 24 hours of notification pursuant to this Section 13.2) whereby GPC undertakes *** COORS for *** prices set forth in Schedule
A or B, as applicable (or otherwise used in the ordinary course of dealings between COORS and GPC immediately prior to such suspension) ***, COORS shall not *** (it being understood that not less than 15 days prior to the end of *** or any ***, GPC must reaffirm such undertakings for any ***); and further provided, however, that the rights and obligations of GPC and COORS shall resume upon the later to occur of (i) GPC informing COORS that GPC is capable of full performance hereunder and (ii) the earliest opportunity that *** (including the election of GPC ***). This Section 13.2 may be applied on a Product specific basis when applicable. Notwithstanding anything to the contrary, COORS shall have the right *** with respect to any Product or Products, effective on a date it shall designate, if after 180 days following its notice of suspension under this
Section 13.2, GPC has not informed COORS that GPC is capable of full performance with respect to such Product or Products hereunder.

     13.3 To prevent any suspension of performance by GPC under
Section 13.2, each of GPC and COORS agree to use its best efforts to agree upon, by September 1,1998, a back-up plan for the supply of Product to COORS in the case of a catastrophe that renders GPC unable to supply Product to COORS at the levels required by this Agreement, which plan will include, without limitation, (a) provisions for the maintenance of specified levels of Product inventories by COORS at the COORS Plants, (b) maintenance and rotation of specified levels of Product inventories by GPC at offsite facilities in addition to inventory levels otherwise required under this Agreement, (c) agreements between GPC, COORS and potential third-party suppliers of Products for such third-party suppliers to supply Products to COORS in the event of a catastrophe, but only with respect to those Products that suppliers other than GPC have the technical know-how to manufacture. Test runs of Products will be conducted to ensure the ability of third-party suppliers to produce Products meeting COORS quality requirements.

14.0 WARRANTIES

     14.1     TITLE

          GPC warrants good title to all Products furnished to COORS by GPC. This warranty of title shall continue without limitation as to time. If any failure to comply with this warranty appears at any time, GPC shall defend the sale of the Products at issue against all and every person or persons whomsoever and shall indemnify and save COORS harmless from and against any losses, damages, expenses and liabilities of every kind arising out of such failure.

     14.2 DESIGN

          Where GPC, under this Agreement is to furnish, or is responsible for, the design for any Products or for a process, GPC guarantees that the same shall meet the performance requirements specified therefor in this Agreement.

     14.3 GOODS

          GPC warrants that all Products will be free from defects in materials and workmanship, will conform to applicable Material Specifications, will be merchantable and will be fit for the purpose for which they were made, advertised or intended and will perform on COORS' packaging lines as required by COORS. Unless otherwise provided herein, GPC warrants all Products for a period of six months from the date of production; provided, however, that any warranty provided under this Section 14.3 shall be based on, and adjudged pursuant to, the Material Specifications applicable to the Product in question at the time such Product was produced. These warranties are in addition to all other express or implied warranties required by law. All warranties shall survive acceptance and payment and shall run to COORS and its customers. COORS shall not be required to obtain GPC's permission to return any Products to GPC which are not in conformity with this warranty; provided, however, that a COORS Designated Representative shall make a good-faith effort to obtain a Returned Goods Authorization prior to returning non-conforming Products to GPC.

     Products not manufactured or supplied in conformity to COORS' Material Specifications or that do no perform on COORS packaging lines as required by COORS may, at COORS' option: (a) be retained at an equitable adjustment in price, (b) be returned for replacement, correction, credit or refund, or (c) purchased from an alternate supplier if GPC is unable to supply replacement Products timely to ensure continuity of supply to COORS' customers. GPC shall not ship replacement Products or repaired Products to COORS unless expressly requested and authorized by COORS. All returns, replacements and corrections resulting from nonconforming Products pursuant to this Section 14.3 shall be at GPC's expense, including all labor, materials, repair service, transportation and other necessary charges. GPC assumes all risk of loss or damage to goods returned by COORS while such goods are in transit.

15.0 INDEMNIFICATION

     15.1 GPC shall, at its expense, hold harmless and defend COORS against any claim or action for the infringement of any patent, copyright or trademark by GPC and shall indemnify COORS against all damages, costs and expenses arising from such alleged infringement by reason of the manufacture, sale or the use of the Products. COORS agrees to give GPC prompt notice in writing of any such claim or action for infringement and full opportunity to conduct the defense thereof. Upon such notice GPC shall, at its expense, either procure for COORS the right to continue using the Products, replace same with noninfringing goods, or modify same so they become noninfringing. Said replacement or modification shall be acceptable to COORS. At COORS' election, GPC shall remove the Products and refund the purchase price, including transportation costs thereof.

     15.2 COORS shall, at its expense, hold harmless and defend GPC against any claim or action for the infringement of any copyright or trademark of COORS incorporated or otherwise used in the artwork or other Material Specifications to be conformed with or reproduced by GPC in the production of any Product and shall indemnify and hold harmless GPC against all damages, costs and expenses arising from such alleged infringement by reason of the manufacture, supply, sale or use of any Product. GPC agrees to give COORS prompt notice in writing of any such claim or action for infringement and full opportunity to conduct the defense thereof. Upon such notice, COORS shall, at its expense, either procure for GPC the right to continue to produce the Products using the artwork or applying the Material Specifications in question or instruct GPC to modify such artwork or Material Specifications so as to cause the applicable Products to become noninfringing. The cost of any modification to a Product in accordance with this Section 15.2, both at the time of such modification and going forward to the extent there are ongoing costs, shall be at the sole expense of COORS or may be otherwise rejected by GPC.

16.0 COMPLIANCE

     16.1 GPC warrants that the facilities used and processes employed in the manufacture and delivery of the Products provided hereunder comply with all applicable federal, state, local or agency laws or regulations. GPC agrees to indemnify and hold COORS harmless for any expenses, including legal fees and fines, resulting from GPC failure to comply with said laws or regulations.

     16.2 COORS warrants that all artwork and Material Specifications with respect to each Product complies with all applicable federal, state, local or agency laws or regulations. COORS agrees to indemnify and hold GPC harmless for any expenses, including legal fees and fines, resulting from the failure of such artwork or Material Specifications to comply with such laws or regulations.

17.0 EQUAL OPPORTUNITY; SPECIAL REQUIREMENTS

     17.1 If this Agreement is subject to the regulations of the Office of Federal Contract Compliance Programs and Executive Orders 11246 and 11758 as amended, the Equal Opportunity Regulations at 41 CFR Subsection 601.4 and Affirmative Action Regulations at 41 CFR Subsections 250.4 and 741.4 are incorporated herein by reference, and GPC shall comply with all the requirements of these regulations in performing hereunder.

     17.2 It is COORS' policy that qualified, competitive minority suppliers, contractors, subcontractors and employees of GPC shall have equal opportunities to furnish materials and services for this project. GPC is encouraged to utilize minority businesses and employees whenever practicable. GPC will report expenditures to minority suppliers quarterly on attached Schedule D.

     17.3 GPC acknowledges that COORS sells its products to a broad and diverse market composed of a variety of demographic, social and cultural backgrounds. It is a policy of COORS, based on objectives of good corporate citizenship and sound economic policy, to seek out competitive minority suppliers for its Product requirements. GPC acknowledges the importance to COORS of its minority supplier policy and agrees that it will endeavor to support COORS in the execution of such policy. Accordingly, COORS and GPC agree that COORS shall have the right to propose (a "Minority Supplier Proposal") to GPC the allocation of production of up to 6% of total Product requirements of COORS to suppliers owned by African-American individuals ("African-American Suppliers") and the allocation of production of up to 8% of total Product requirements of COORS to suppliers owned by Hispanic individuals ("Hispanic Suppliers" and, together with African-American Suppliers, "Minority Suppliers"). Each Minority Supplier Proposal shall set forth the Products and amount of requirements of such Products that would be provided by a Minority Supplier, as well as the terms of any actions, concessions, agreements or other arrangements that may be entered into between COORS and GPC to mitigate financial losses that would be incurred by GPC as the result of losing the right to supply such Products. COORS may not allocate its Product requirements to a Minority Supplier pursuant to this Section 17.3 unless it is pursuant to a Minority Supplier Proposal that results in an arrangement mutually acceptable to COORS and GPC in their respective sole discretion. COORS and GPC acknowledge and agree that they will consider and negotiate in good faith the allocation of Product requirements of COORS to a Minority Supplier pursuant to the terms of a Minority Supplier Proposal, and that economic and social factors will be taken into account by both parties in negotiating the final terms of any arrangement.

18.0 ASSIGNMENT

     Except in the case of a merger, consolidation or sale of all or substantially all of the capital stock or assets of COORS or GPC, neither COORS nor GPC shall have the right or power to assign or subcontract its rights or obligations hereunder without the express written consent of the other party. Any attempt to do so without such consent shall be null and void and shall give the non-consenting party the right to cancel and terminate this Agreement. In the event consent is properly given, the provisions of this Agreement shall bind and benefit the parties hereto and their representatives, successors and assigns.

19.0 WAIVER

     No waiver, amendment or modification of any of the provisions of this Agreement shall be binding on COORS or GPC unless evidenced by a written amendment duly signed by COORS and GPC.

20.0 TAXES

     All prices set forth on Schedules A and B are exclusive of taxes, which shall be added to the cost of all Products supplied hereunder in accordance with applicable federal, state and local tax regulations and provisions.

21.0 GOVERNING LAW AND VENUE

     This Agreement shall be deemed to have been made and accepted in Jefferson County, Colorado, and the laws of the State of Colorado shall govern this Agreement and any interpretations or constructions thereof.

22.0 DISPUTES

     Except as otherwise provided, any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination or validity thereof, including but not limited to any disagreement or impasse regarding negotiations over pricing adjustments or amounts due and owing in accordance with Section 4.0, shall be resolved in accordance with the procedures set forth in this Section 22.0. These procedures shall be the sole and exclusive process for the resolution of any such dispute.

     If the parties are unable to resolve any disagreement or dispute, either party may refer the matter to the Chief Executive Officers (the "CEOs") of the other party by giving the other party written notice ("NOTICE"). Within 20 days after delivery of NOTICE, the CEOs of both parties shall meet at a mutually acceptable time and place to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved within 45 days after delivery of NOTICE, or if the CEOs fail to meet within 20 days after delivery of NOTICE, either party may initiate mediation and, if applicable, arbitration proceedings as set forth herein.

     All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and State Rules of Evidence.

     In the event a dispute exists between COORS and GPC and the respective CEOs are unable to resolve the dispute, the parties agree to participate in a nonbinding mediation procedure as follows:

          A mediator will be selected by having counsel for each party agree on a person to act as mediator. The parties' counsel as well as the CEOs of each party and not more than two (2) other participants from each party will appear before the mediator at a time and place determined by the mediator, but not more than sixty (60) days after delivery of NOTICE. The fees of the mediator or other costs of mediation will be shared equally by the parties.

          Each party's counsel will have 45 minutes to present a review of the issue and argument before the mediator. After each counsel's presentation, the other counsel may present specific counter-arguments not to exceed 10 minutes. The
          45-minute and 10-minute periods will be exclusive of the time required to answer questions from the mediator or attendees.

          After both presentations, the CEOs may ask questions of the other side. At the conclusion of both presentations and the question periods, the CEOs and their counsels will meet together to try and resolve the dispute. The length of the meeting will be as agreed between the parties. Either party may abandon the procedure at the end of the presentations and question periods if it feels it is not productive to go further. This mediation procedure is not binding on either party.

          The duties of the mediator are to be sure that the above set-out time periods are adhered to and to ask questions so as to clarify the issues and understanding of the parties. The mediator may also offer possible resolutions of the issue but has no duty to do so.

          After applying the mediation procedure set forth above, or if either party refuses to take part in the mediation process, the parties hereby agree to submit all controversies, claims and matters of difference that are unresolved to arbitration in Denver, Colorado, according to the rules and practices of the American Arbitration Association from time to time in force, except that insofar as such rules and practices are unenforceable under or directly supplemented by the Colorado Rules of Civil Procedure or any other provisions of Colorado law then in force, such Colorado rules and provisions shall govern. This submission and agreement to arbitrate shall be specifically enforceable. Arbitration may proceed in the absence of either party if notice of the proceedings has been given to such party. The arbitrators are not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any damages in excess of compensatory damages. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent and in the manner provided by the Colorado Rules of Civil Procedure. All awards may be filed with the clerk of one or more courts, state or federal, having jurisdiction over the party against whom such award is rendered or such party's property, as a basis of judgment and of the issuance of execution or its collection.

23.0 AMENDMENTS

     This Agreement may not be amended except in writing properly executed by the parties hereto. Except as specifically amended, this Agreement shall remain in full force and effect.

24.0 RISK OF LOSS

     GPC shall bear the risk of loss on rejected Products after receipt of notice or rejection from COORS. If risk of loss passes at the shipping point and if GPC fails to label, pack or load the Products in an appropriate manner or to ship in the manner directed by COORS, GPC shall reimburse COORS for any loss, liability or claim resulting therefrom.

25.0 CONFIDENTIAL INFORMATION

     25.1 Any specifications, drawings, business or technical information that may be furnished or disclosed to either party in conjunction with this Agreement or that either party may be exposed to as a result of entering the property of the other while acting or performing pursuant to the terms of this Agreement shall be kept confidential, shall not be used for other purposes and shall be returned to the owner or originator thereof at such party's request.

     25.2 So long as this Agreement is in effect, without the prior consent of the other party, which may be withheld for any reason or no reason at the sole discretion of that party, neither COORS nor GPC shall, nor shall either of them permit their respective affiliates to, issue or cause the publication of any press release or other public statement or announcement of any nature with respect to this Agreement (including the existence hereof) or the transactions contemplated hereby except as may be required by law or by obligations pursuant to any listing agreement with a national securities exchange. If either COORS or GPC is required by law or obligation pursuant to any applicable listing agreement to disclose any information with respect to this Agreement or the transactions contemplated hereby, such party shall provide the other party with prompt notice of such required disclosure.

26.0 INSURANCE

     Both parties shall purchase and maintain during the performance of this Agreement at least the following types of insurance and minimum coverages:

          A) Comprehensive General Liability Insurance with a combined single limit, including bodily injury and property damage, of $1,000,000 per occurrence;

          B) Automobile Liability Insurance with a combined single limit, including bodily injury and property damage, of $1,000,000 per occurrence;

          C)   Statutory Workers' Compensation and Occupational
          Disease Disability Insurance; and

          D) Employers Liability Insurance with a limit of $500,000 per occurrence.

     Notwithstanding the above requirements, either party may self-insure item "C" above. In the event of any material changes to either party's existing coverages, that party shall furnish to the other party evidence of such insurance coverage in the form of Certificates of Insurance, together with evidence that the insurance carrier has assumed the liability of the other party hereunder by way of contractual liability coverage provided either under a properly executed Assumption of Contractual Liability endorsement, a properly executed Broad Form Liability endorsement, or by a Certificate of Contractual Liability Insurance. All Certificates of Insurance shall provide that the other party shall be given at least 30 days written notice prior to any material change, substitution or cancellation prior to the stated expiration date. With regard to items "A" and "B" above, all insurance policies shall be "occurrence" policies rather than "claims-made" policies.

27.0 YEAR 2000

     27.1 COORS reserves the right to verify GPC's ability to provide Products beyond the year 1999.

     27.2 GPC's facilities and processes are designed to function beyond the year 1999.

     27.3 GPC represents and warrants that the Products are designed to be used prior to, during, and after calendar year 2000 and Leap Year and are not adversely affected by the use of data comprising or relating to calendar dates on or after January 1, 2000, or the time periods which include such dates.

     27.4 If GPC cannot demonstrate to COORS' reasonable satisfaction that all year 2000 problems will be resolved in time to ensure uninterrupted supply of Products, COORS will have the right to pursue alternate sources of Product supply until such time as GPC has resolved such problems.

28.0 INDEPENDENT CONTRACTOR

     The parties expressly understand and agree that GPC is acting as an independent contractor unrelated to COORS or its subsidiaries or affiliates. GPC shall be solely responsible for the supervision, control and direction of its employees, servants, agents, or subcontractors performing work under this Agreement. GPC shall be responsible for paying its employees, agents, servants, or subcontractors; for withholding any and all required filing and payments for income taxes, unemployment taxes and social security taxes; and for all benefit payments and programs. Nothing in this Agreement is intended to create a relationship, express or implied, of employer/employee or principal/agent or master/servant between COORS and GPC or between COORS and any of GPC's employees, agents, servants, or subcontractors. GPC shall not incur any expense or obligation or make any representations or warranties to third parties binding upon or in the name of COORS or any of COORS' subsidiaries or affiliates.

     In this section, COORS shall mean COORS and its subsidiaries and affiliated companies and their respective officers, agents, representatives and employees. GPC shall mean GPC and its subsidiaries and affiliated companies and their respective officers, agents, representatives and employees.

29.0 ENTIRE AGREEMENT

     These terms and conditions, together with any other terms stated in any order releases issued by COORS pursuant to this Agreement and in any referenced attachments, constitute the entire agreement of the parties and shall terminate and supersede all prior oral or written agreements, including (i) that Blanket Supply Agreement dated December 22, 1992, and (ii) the 1997 Supply Agreement, each between COORS and GPC. GPC's acceptance of orders from COORS is expressly conditioned on GPC's acceptance of the terms and conditions stated herein. COORS hereby notifies GPC of its objection to any additional or different terms proposed by GPC in connection with this Agreement.

30.0 COUNTERPARTS

     This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by both of the parties and delivered to the other party.

31.0    HEADINGS

     The headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

32.0 SEVERABILITY

     Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

BY SIGNING BELOW, both parties hereto accept this Agreement.


COORS BREWING COMPANY            GRAPHIC PACKAGING CORPORATION


By: /s/ W. Leo Kiely III         By: /s/ David A. Tolley
---------------------------      -----------------------------
Name:  W. Leo Kiely III          Name:  David Tolley
Title: President & Chief         Title: President, Specialty
        Operating Officer                Folding Carton Division

Date: 8/27/98                    Date: 8/27/98






                                   SCHEDULE A
                               SUSTAINING PRODUCTS

I.   CAN SECONDARY PACKAGES

                                 CLAYCOAT                   COMPOSIPAC                 COMPOSIPAC II
                   CLAYCOAT      MINIMUM      COMPOSIPAC     MINIMUM     COMPOSIPAC     MINIMUM RUN
                    PRICE        RUN QTY.       PRICE        RUN QTY.     II PRICE         QTY.
                   ($/1000)      (000's)       ($/1000)      (000's)      ($/1000)        (000's)
COORS ORIGINAL
6-Pack Can Wrap       ***                        ***           ***
- Golden
12-Pack Can           ***                        ***           ***
Sleeve - Golden
18-Pack Can           ***                        ***           ***
Sleeve - Golden
24-Pack Flat          ***                        ***           ***
Can Sleeve
- Golden
24-Pack Twin          ***                        ***           ***
Stack Can
Sleeve - Golden
30-Pack Twin          ***                        ***           ***
Stack Can
Sleeve - Golden
24 T.S. Divider       ***          ***
- Golden              ***          ***
30 T.S. Divider       ***          ***
- Golden

NI = Not Included




                                   SCHEDULE A
CAN SECONDARY PACKAGES

                                CLAYCOAT                   COMPOSIPAC                  COMPOSIPAC II
                  CLAYCOAT      MINIMUM     COMPOSIPAC       MINIMUM     COMPOSIPAC     MINIMUM RUN
                   PRICE        RUN QTY.       PRICE        RUN QTY.      II PRICE          QTY.
                  ($/1000)      (000's)      ($/1000)        (000's)      ($/1000)         (000's)
COORS ORIGINAL
I.S.
12-Pack Can          ***                       ***            ***
Sleeve
- Memphis

COORS LIGHT
I.S.
12-Pack Can          ***                       ***            ***
Sleeve
- Memphis

NI = Not Included




                                   SCHEDULE A
CAN SECONDARY PACKAGES

                            CLAYCOAT                   COMPOSIPAC                    COMPOSIPAC II
               CLAYCOAT     MINIMUM     COMPOSIPAC      MINIMUM      COMPOSIPAC II    MINIMUM RUN
                PRICE       RUN QTY.       PRICE        RUN QTY.         PRICE            QTY.
               ($/1000)     (000's)      ($/1000)       (000's)        ($/1000)         (000's)
COORS LIGHT
6-Pack Can        ***                      ***            ***
Wrap
Golden/Memphis/
Shenandoah
12-Pack Can       ***                      ***            ***
Sleeve
Golden/Memphis/
Shenandoah
18-Pack Can       ***                      ***            ***
Sleeve
Golden/
Shenandoah
24-Pack Flat      ***                      ***            ***
Can Sleeve -
Golden/Memphis/
Shenandoah
24-Pack Twin      ***                      ***            ***
Stack Can
Sleeve
Golden/
Shenandoah
30-Pack Twin      ***                      ***            ***
Stack Can
Sleeve
Golden/
Shenandoah
10 Oz. 12-        ***                      ***            ***
Pack Can
Sleeve -
Memphis
10 Oz. 24-        ***                      ***            ***
Pack Can
Sleeve -
Memphis
16 Oz. 24-        ***                      ***            ***
Pack Can
Sleeve -
Memphis
24 T.S.           ***         ***
Divider -         ***         ***
Golden/
Shenandoah
30 T.S.           ***         ***
Divider -
Golden/
Shenandoah

NI = Not Included



                                   SCHEDULE A
CAN SECONDARY PACKAGES

                            CLAYCOAT                   COMPOSIPAC                    COMPOSIPAC II
               CLAYCOAT      MINIMUM     COMPOSIPAC     MINIMUM      COMPOSIPAC II    MINIMUM RUN
                 PRICE      RUN QTY.       PRICE        RUN QTY.         PRICE           QTY.
               ($/1000)      (000's)      ($/1000)      (000's)        ($/1000)         (000's)
EXTRA GOLD
6-Pack Can        ***                       ***           ***
Wrap - Golden
12-Pack Can       ***                       ***           ***
Sleeve -
Golden
15-Pack Can       ***                       ***           ***
Sleeve -
Golden
24-Pack Flat      ***                       ***           ***
Can Sleeve -
Golden
30-Pack Twin      ***                       ***           ***
Stack Can
Sleeve -
Golden
30 T.S.           ***          ***
Divider -
Golden

KEYSTONE
6-Pack Can        ***                       ***           ***
Wrap - Golden
12-Pack Can       ***                       ***           ***
Sleeve -
Golden
24-Pack Flat      ***                       ***           ***
Can Sleeve -
Golden
18-Pack Flat      ***                       ***           ***
Can Sleeve -
Golden

NI = Not Included




                                   SCHEDULE A
CAN SECONDARY PACKAGES

                             CLAYCOAT                  COMPOSIPAC                   COMPOSIPAC II
                  CLAYCOAT    MINIMUM     COMPOSIPAC    MINIMUM    COMPOSIPAC II     MINIMUM RUN
                   PRICE     RUN QTY.       PRICE       RUN QTY.       PRICE            QTY.
                  ($/1000)    (000's)      ($/1000)     (000's)       ($/1000)         (000's)
KEYSTONE
LIGHT
6-Pack Can Wrap      ***                     ***          ***
- Golden
12-Pack Can          ***                     ***          ***
Sleeve - Golden
18-Pack Can          ***                     ***          ***
Sleeve -
Golden/
Shenandoah
24-Pack Flat         ***                     ***          ***
Can Sleeve -
Golden
30-Pack Twin         ***                     ***          ***
Stack Can
Sleeve - Golden
30 T.S. Divider      ***        ***
- Golden

KEYSTONE ICE
6-Pack Can Wrap      ***                     ***          ***
- Golden
12-Pack Can          ***                     ***          ***
Sleeve - Golden
24-Pack Flat         ***                     ***          ***
Can Sleeve -
Golden
18-Pack Flat         ***                     ***          ***
Can Sleeve -
Golden

NI = Not Included




                                   SCHEDULE A
CAN SECONDARY PACKAGES

                             CLAYCOAT                  COMPOSIPAC                    COMPOSIPAC II
                 CLAYCOAT    MINIMUM     COMPOSIPAC      MINIMUM     COMPOSIPAC II    MINIMUM RUN
                  PRICE      RUN QTY.      PRICE        RUN QTY.         PRICE           QTY.
                 ($/1000)    (000's)      ($/1000)       (000's)       ($/1000)         (000's)
KEYSTONE DRY
12-Pack Can         ***                     ***           ***
Sleeve -
Golden

COORS NA
6-Pack Can          ***                     ***           ***
Wrap - Memphis
12-Pack Can         ***                     ***           ***
Sleeve -
Memphis

KILLIAN RED
6-Pack Can          ***                     ***           ***
Wrap -
Golden/
Shenandoah

ZIMA
6-Pack Can          ***                     ***           ***
Wrap - Memphis

INTERNATIONAL
12-Pack 10 Oz.      ***                     ***           ***
Light Can
Sleeve
24-Pack 10 Oz.      ***                     ***           ***
Light Can
Sleeve

NI = Not Included




                                   SCHEDULE A
                               SUSTAINING PRODUCTS

II.  BOTTLE SECONDARY PACKAGES
<CAPTION)

                                 CLAYCOAT                   COMPOSIPAC                  COMPOSIPAC
                   CLAYCOAT      MINIMUM      COMPOSIPAC     MINIMUM      COMPOSIPAC    II MINIMUM
                    PRICE        RUN QTY.       PRICE        RUN QTY.      II PRICE      RUN QTY.
                   ($/1000)      (000's)       ($/1000)      (000's)       ($/1000)       (000's)
COORS ORIGINAL
Convenience           ***           ***
Bottle Carrier
- Golden
LNNR Bottle           ***           ***
Carrier
- Golden
16 Oz. 4-Pack         ***           ***
Bottle Carrier
- Golden

COORS LIGHT
Convenience           ***           ***           ***                         ***
Bottle Carrier                                    ***
- Golden/Memphis/                                 ***
Shenandoah
LNNR Bottle           ***           ***           ***                         ***
Carrier                                           ***
- Golden/Memphis/                                 ***
Shenandoah
7 Oz. Bottle          ***           ***
Carrier
- Memphis
16 Oz. 4-Pack         ***           ***
Bottle Carrier
- Golden/Memphis



                                   SCHEDULE A
BOTTLE SECONDARY PACKAGES
                                 CLAYCOAT                   COMPOSIPAC                  COMPOSIPAC
                   CLAYCOAT      MINIMUM      COMPOSIPAC     MINIMUM      COMPOSIPAC    II MINIMUM
                    PRICE        RUN QTY.       PRICE        RUN QTY.      II PRICE      RUN QTY.
                   ($/1000)      (000's)       ($/1000)      (000's)       ($/1000)       (000's)
EXTRA GOLD
Convenience           ***           ***
Bottle Carrier
- Golden
LNNR Bottle           ***           ***
Carrier
- Golden

KEYSTONE LIGHT
LNNR Bottle           ***           ***
Carrier
- Golden

Coors NA
LNNR Bottle           ***           ***
Carrier
- Memphis

KILLIAN RED
LNNR Bottle           ***           ***
Carrier
- Golden/
Shenandoah

KILLIAN HONEY
LNNR Bottle           ***           ***
Carrier
- Memphis



                                   SCHEDULE A
BOTTLE SECONDARY PACKAGES
                                 CLAYCOAT                   COMPOSIPAC                  COMPOSIPAC
                   CLAYCOAT      MINIMUM      COMPOSIPAC     MINIMUM      COMPOSIPAC    II MINIMUM
                    PRICE        RUN QTY.       PRICE        RUN QTY.      II PRICE      RUN QTY.
                   ($/1000)      (000's)       ($/1000)      (000's)       ($/1000)       (000's)
ZIMA
LNNR Bottle           ***           ***
Carrier
- Memphis
8 Oz. 4-Pack          ***           ***
Bottle Carrier
- Memphis

ZIMA CITRIX
LNNR Bottle           ***           ***
Carrier
- Memphis

COORS DRY
LNNR Bottle           ***           ***
Carrier
- Golden

BLANK
12 Oz. LNNR           ***           ***
Bottle Carrier
7 Oz. LNNR            ***           ***
Bottle Carrier

INTERNATIONAL
12 Oz. Light          ***           ***
LNNR Bottle
Carrier
12 Oz. Original       ***           ***
LNNR-Australia





                                   SCHEDULE A
                               SUSTAINING PRODUCTS

III. BOTTLE METALLIZED LABELS
                                                       MINIMUM
                                      PRICE            RUN QTY.
                                     $/1,000)          (000'S)
COORS ORIGINAL
12 Oz. Body Labels - Golden             ***               ***
12 Oz. Neck Labels - Golden             ***               ***
16 Oz. Labels - Golden                  ***               ***
22/24 Oz. Labels - Memphis              ***               ***
32 Oz. Labels - Golden                  ***               ***
40 Oz. Labels - Golden                  ***               ***
W/M Neck Labels - Golden                ***               ***

COORS LIGHT
12 Oz. Body Labels                      ***               ***
Golden/Memphis/Shenandoah               ***
12 Oz. Neck Labels                      ***               ***
Golden/Memphis/Shenandoah               ***
7 Oz. Body Labels - Memphis             ***               ***
7 Oz. Neck Labels - Memphis             ***               ***
16 Oz. Labels - Golden/Memphis          ***               ***
22/24 Oz. Labels - Memphis              ***               ***
32 Oz. Labels - Golden/Memphis          ***               ***
40 Oz. Labels - Golden/Memphis          ***               ***
W/M Neck Labels - Golden/Memphis        ***               ***

EXTRA GOLD
12 Oz. Body Labels - Golden             ***               ***
12 Oz. Neck Labels - Golden             ***               ***
32 Oz. Labels - Golden                  ***               ***
40 Oz. Labels - Golden                  ***               ***
W/M Neck Labels - Golden                ***               ***

KEYSTONE LIGHT
12 Oz. Body Labels - Golden             ***               ***
12 Oz. Neck Labels - Golden             ***               ***
32 Oz. Labels - Golden                  ***               ***

COORS NA
12 Oz. Body Labels - Memphis            ***               ***
12 Oz. Neck Labels - Memphis            ***               ***

KILLIAN RED
12 Oz. Body Labels                      ***               ***
Golden/Shenandoah
12 Oz. Neck Labels                      ***               ***
Golden/Shenandoah
22/24 Oz. Labels - Memphis              ***               ***

KILLIAN HONEY
12 Oz. Body Labels - Memphis            ***               ***
12 Oz. Neck Labels - Memphis            ***               ***

ZIMA
12 Oz. Body Labels - Memphis            ***               ***
12 Oz. Neck Labels - Memphis            ***               ***
22/24 Oz. Body Labels - Memphis         ***               ***
22/24 Oz. Neck Labels - Memphis         ***               ***
8 Oz. Body Labels - Memphis             ***               ***
8 Oz. Neck Labels - Memphis

ZIMA CITRIX
12 Oz. Body Labels - Memphis            ***               ***
12 Oz. Neck Labels - Memphis            ***               ***

COORS DRY
12 Oz. Body Labels - Golden             ***               ***
12 Oz. Neck Labels - Golden             ***               ***

INTERNATIONAL
Light
   7 Oz. Puerto Rico (PR)
     Body Label (BL)                    ***               ***
  12 Oz. PR BL                          ***               ***
  12 Oz. Internationl BL                ***               ***
  12 Oz. Korean Off-Premise BL          ***               ***

Original Coors
  12 Oz. Australian BL - Old Copy       ***               ***
              - Enhanced Graphics       ***               ***
  12 Oz. Japan BL - Old Copy            ***               ***
              - New Copy                ***               ***
  12 Oz. Taiwan BL                      ***               ***
  16 Oz. Taiwan BL                      ***               ***
  22 Oz. Taiwan BL                      ***               ***
  40 Oz. Taiwan BL                      ***               ***
  Japan Neck Label (NL)                 ***               ***
  Australian NL                         ***               ***

Zima
  8 Oz. Japan BL                        ***               ***
  12 Oz. Japan BL                       ***               ***
  'Z' Japan NL                          ***               ***









                         SCHEDULE A



All prices shown on Schedule A are delivered prices to GPC-Boulder, GPC-Golden, COORS-Elkton, and COORS-Memphis.

In the event COORS elects to pick up Products at GPC's facilities, the following freight allowances will be given by GPC to COORS:


     - GPC-Boulder to Elkton =                ***

                   to Memphis =               ***

     - GPC-Lawrenceburg to Elkton =           ***

                        to Memphis =          ***

                        to Golden =           ***


These allowances are applicable for 1998 and will be reviewed and updated January 1 of each year.






                            SCHEDULE B
               ***, PROMOTIONAL PRICING & OTHER

    Promotion Description           *** - Per/1000 (M)

o Inside Flexography - All Dies
    (does not include A&E)
    - one color, one panel only          ***
o Embossing/Debossing (Non-
  Micro Embossed)
     (does not include tooling)
     - 12-12                             ***
     - 18-12                             ***
     - 24-12 Flat                        ***
     - 24-12 Twin Stack                  ***
     - 30-12 Twin Stack                  ***
o Additional Colors                      ***
o In-Pack Sticker/Coupon Application
     ***

     Description           Quantity/Speed       *** Per/M
12-12                           ***               ***
                                ***               ***
                                ***               ***
18-12                           ***               ***
24-12 Flat                      ***               ***
24-12 Twin Stack                ***               ***
30-12 Twin Stack                ***               ***

o On-Pack Sticker/Coupon Application
     ***

     Description             Quantity            *** Per/M
12-12                           ***                 ***
12-12                           ***                 ***

15-12, 18-12, 24-12 Flat,       ***                 ***
   24-12 Twin Stack             ***                 ***
   30-12 Twin Stack             ***                 ***


o    Polyester Film

    Description              Quantity            *** Per/M
12-12                           ***                 ***
18-12                           ***                 ***
24-12 Flat                      ***                 ***
24-12 Twin Stack                ***                 ***
30-12 Twin Stack                ***                 ***
     ***


o    Holographic - Single Film, 1 Side Chemically Treated

    Description              Quantity            *** Per/M
12-12                           ***                 ***
18-12                           ***                 ***
24-12 Flat                      ***                 ***
24-12 Twin Stack                ***                 ***
     ***

***

MISCELLANEOUS                      COST

Over-the-road freight versus       ***
standard piggyback trailers.

     ***

Freight costs for cylinders.       ***

Obsolete raw material.             ***

Obsolete finished product.         ***

Transloading fee for finished      ***
shipped from GPC-Lawrenceburg,
TN to GPC-Boulder, CO only.

Expedited artwork preparation           ***
and proofing costs to meet the
target date.

BRIDGE RUNS/MAKE-READIES

Print runs below the minimum run quantities listed on Schedule A may be subject to the following charges:

    Product             Rotogravure Press     Flexographic Press

     6-packs                ***                    ***
    12-packs                ***                    ***
    15-packs                ***                    ***
    18-packs                ***                    ***
    24-pack 12 Oz. Flat     ***                    ***
    24-pack 16 Oz. Flat     ***                    ***
    24-pack Twin Stack      ***                    ***
    30-pack Twin Stack      ***                    ***
    Bottle Carriers         ***                    ***
    Labels                  ***                    ***

     * GPC acknowledges that prices will decrease when the new
     GPC-Golden plant is operational.

     ***






                           SCHEDULE C

               REQUIRED LEAD TIMES FOR PRODUCTION,
                       SHIPPING OR CHANGES

                        NORMAL LEAD TIME      NORMAL LEAD TIME
                          REQUIRED FOR          REQUIRED FOR
                       COMPOSIPAC PRODUCTS      COMPOSIPAC II
       EVENT                                      PRODUCTS

Finished goods         GPC shall deliver
delivery               finished goods to
                       COORS in accordance
                       with the timelines
                       listed in paragraph
                       5.4

New graphics with      Straight-Line
existing Products      Graphics:
and material           (i.e., maintenance,
specifications.        promotional snipe -
(For purposes of       primary or
providing guidelines   secondary)
only.  Deviations
from these             *** from
guidelines will be     when COORS gives
necessary from time    final art to GPC.
to time and will be    *** to
negotiated on a case-  print, finish and
by-case basis).        ship to COORS.

                       Process Graphics:
                       (i.e., Coors Dry)

                       *** from
                       when COORS gives
                       final art to GPC.
                       (Board art must
                       accompany any
                       magnetic tape art
                       along with
                       transparencies or
                       color keys for
                       reference.)
                       *** to print,
                       finish and ship to
                       COORS.

                       Converted Graphics:
                       (i.e., Legend)

                       ***
                       from when COORS
                       gives final art to
                       GPC.  ***
                       to print, finish and
                       ship to COORS.



                       If any package is
                       released late to
                       GPC, expediting
                       costs or scheduling
                       penalties will
                       occur.



                       NOTE:

                       ***

                       Any changes or short
                       lead times will
                       result in additional
                       costs to expedite
                       delivery.  GPC will
                       make best efforts to
                       define those
                       additional costs
                       prior to final
                       COORS' decision.

Repeat orders on       Availability if ***
Products where         from receipt of order.
COORS' requirements
exceed inventory
levels covered in
Section 5.4.





                         SCHEDULE D

               RECORD OF MINORITY EXPENDITURES



Actual dates of expenditures:  From __________ To ___________

Company Name: _______________________________________________
Company Address _____________________________________________

Company Contact: ____________________________________________
Company Phone #: ____________________________________________

Definition:  A minority owned business is a business that is
             51% owned, operated and controlled by a minority individual.

*Ethnic Minority codes:
               1) Hispanic             A) Hispanic Female
               2) Black Male           B) Black Female
               3) Indian/Alaskan Male  C) Indian/Alaskan Female
               4) Asian Male           D) Asian Female
*Other Codes:                          E) Caucasion Female

To calculate direct dollars, take 100% of minority expenditures that were directly used in the products or services sold to Coors.

To calculate indirect dollars, take your indirect minority expenditures and multiply by the percentage that Coors' business represents.

o    Step 1) Tabulate your total annual sales
o    Step 2) Tabulate your total annual sales to Coors
o    Step 3) Calculate percentage that sales to Coors
             represents
o    Step 4) Multiply your total indirect minority purchases
             for the reporting period by the percentage of total business with Coors






SCHEDULE E
COST REDUCTION INITIATIVES
1999 IMPACT


                                   ANNUAL    ESTIMATED  ACTUAL
            LEAD         BALLPARK  MATERIAL  IMPLMT.    IMPLMT.
INITIATIVE  GROUP  LEAD  SAVINGS   SAVINGS   DATE       DATE
----------  -----  ----  --------  --------  ---------  -------







SCHEDULE E (continued)
COST REDUCTION INITIATIVES
1999 IMPACT

ESTIMATED                                               7-15-98
IMPLMT.    IMPLMT.
1998       1998     ART
SAVINGS    SAVINGS  COSTS     ADBLOCKS/COMMENTS
---------  -------  -------   ---------------------------------